UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2017

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-199129 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2017, Inland Residential Properties Trust, Inc. (the “Company”) entered into an amendment to its escrow agreement (the “Escrow Agreement Amendment”) with Inland Securities Corporation, as the dealer manager for the Company’s initial public offering of common stock, and UMB Bank, N.A., as escrow agent, to, among other matters, clarify the process for deposits in the escrow account and distribution of the escrowed funds received from Washington subscribers following the close of business on February 17, 2017.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Escrow Agreement Amendment, which is attached to this Current Report as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Escrow Agreement, dated February 17, 2017, by and among Inland Residential Properties Trust, Inc., Inland Securities Corporation and UMB Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	February 17, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Escrow Agreement, dated February 17, 2017, by and among Inland Residential Properties Trust, Inc., Inland Securities Corporation and UMB Bank, N.A.

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